MERRILL LYNCH MUNICIPAL BOND FUND, INC.

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               Supplement Dated May 5, 1998 to the
                Prospectus Dated October 7, 1997

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Effective immediately, the prospectus of Merrill Lynch Municipal
Bond Fund, Inc. is amended as follows:

Page 27, "Indexed and Inverse Floating Obligations"

The final sentence of this paragraph is amended to read as follows:

     The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

Page 27, "Investment Restrictions"

The second sentence of this paragraph is amended to read as follows:

     One such restriction prohibits the Fund from entering into a repurchase agreement if, as a result thereof more that 15% of the total assets of any Portfolio (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.


CODE #10051-1097ALL-1